SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Sec. 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported) : April 25, 2001


       STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust
          Agreement, dated as of March 1, 2001 providing for the issuance of Structured Asset Securities Corporation Pass-through Certificates, Series 2001-3A)


                    STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                  333-35026-11               74-2440850
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                                200 Vesey Street
                               New York, NY 10285
                    (Address of principal executive offices)


Registrant's telephone number, including area code : (212) 526-7000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's Structured Asset Securities Corporation Pass-through Certificates, Series 2001-4A (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of March 1, 2001 among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as master servicer, and The Chase Manhattan Bank, as trustee. On April 25, 2001 distributions were made to the Certificateholders.

     Specific information with respect to the distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on April 25, 2001 is filed as
               Exhibit 99.1 hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE CHASE MANHATTAN BANK, not in its
                    individual capacity but solely as Trustee
                     under the Agreement referred to herein

Date:  May 31, 2001            By:   /s/ Karen Schluter
                                     Trust Officer

INDEX TO EXHIBITS


      Exhibi
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         April 25, 2001

                                  Exhibit 99.1

             Monthly Certificateholder Statement on April 25, 2001



             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 2001-4A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     April 25, 2001


-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                               Ending
                Face       Principal                                                     Realized   Deferred       Principal
Class          Value       Balance           Principal        Interest       Total         Losses    Interest       Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1        40,000,000.00     40,000,000.00   3,754,033.40     191,666.67     3,945,700.07     0.00     0.00           36,245,966.60
A2       248,910,000.00    248,910,000.00  23,360,411.31   1,140,837.50    24,501,248.81     0.00     0.00          225,549,588.69
A3       200,000,000.00    200,000,000.00           0.00   1,041,666.67     1,041,666.67     0.00     0.00          200,000,000.00
A4         1,000,000.00      1,000,000.00           0.00       5,208.33         5,208.33     0.00     0.00            1,000,000.00
A5           489,732.00        489,732.00         488.43           0.00           488.43     0.00     0.00              489,243.57
B1         7,682,000.00      7,682,000.00       5,771.96      40,010.42        45,782.38     0.00     0.00            7,676,228.04
B2         4,353,000.00      4,353,000.00       3,270.68      22,671.88        25,942.56     0.00     0.00            4,349,729.32
B3         2,560,000.00      2,560,000.00       1,923.49      13,333.33        15,256.82     0.00     0.00            2,558,076.51
B4         3,585,000.00      3,585,000.00       2,693.63      18,671.88        21,365.51     0.00     0.00            3,582,306.37
B5         1,792,000.00      1,792,000.00       1,346.44       9,333.33        10,679.77     0.00     0.00            1,790,653.56
B6         1,795,524.00      1,795,524.00       1,348.96       9,351.69        10,700.65     0.00     0.00            1,794,175.04
R                100.00            100.00         100.00           0.52           100.52     0.00     0.00                    0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTALS   512,167,356.00    512,167,356.00  27,131,388.30   2,492,752.22    29,624,140.52     0.00     0.00          485,035,967.70
-----------------------------------------------------------------------------------------------------------------------------------
A6                 0.00     33,069,200.00           0.00     172,235.42       172,235.42     0.00     0.00           29,965,627.97
A7                 0.00     80,844,870.00           0.00     421,067.03       421,067.03     0.00     0.00           76,556,215.75
-----------------------------------------------------------------------------------------------------------------------------------


Factor Information Per $1,000 of Original Face                                                                  Pass-through Rates
-----------------------------------------------------------------------------------------------------------     --------------------
                                                                                                                         Current
                           Beginning                                                            Ending          Class   Pass-thru
Class       cusip          Principal        Principal         Interest         Total           Principal                 Rate (%)
-------------------------------------------------------------------------------------------------------------   -------------------

A1        8635726B4   1,000.00000000       93.85083500       4.79166675      98.64250175     906.14916500        A1      5.750000 %
A2        8635726C2   1,000.00000000       93.85083488       4.58333333      98.43416821     906.14916512        A2      5.500000 %
A3        8635726D0   1,000.00000000        0.00000000       5.20833335       5.20833335   1,000.00000000        A3      6.250000 %
A4        8635726L2   1,000.00000000        0.00000000       5.20833000       5.20833000   1,000.00000000        A4      6.250000 %
A5        8635726E8   1,000.00000000        0.99734140       0.00000000       0.99734140     999.00265860        A5      0.000000 %
B1        8635726H1   1,000.00000000        0.75136162       5.20833377       5.95969539     999.24863838        B1      6.250000 %
B2        8635726J7   1,000.00000000        0.75136228       5.20833448       5.95969676     999.24863772        B2      6.250000 %
B3        8635726K4   1,000.00000000        0.75136328       5.20833203       5.95969531     999.24863672        B3      6.250000 %
B4        8635726N8   1,000.00000000        0.75136123       5.20833473       5.95969596     999.24863877        B4      6.250000 %
B5        8635726P3   1,000.00000000        0.75136161       5.20833147       5.95969308     999.24863839        B5      6.250000 %
B6        8635726Q1   1,000.00000000        0.75129043       5.20833473       5.95962516     999.24870957        B6      6.250000 %
R         8635726M0   1,000.00000000    1,000.00000000       5.20000000   1,005.20000000       0.00000000        R       6.250000 %
-------------------------------------------------------------------------------------------------------------   -------------------
TOTALS                1,000.00000000       52.97367742       4.86706580      57.84074321     947.02632258
-------------------------------------------------------------------------------------------------------------   -------------------

                                       -7-


             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 2001-4A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     April 25, 2001

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
                 Original         Beginning                                                                            Ending
                   Face           Principal                                                   Realized   Deferred      Principal
Class             Value           Balance       Principal        Interest       Total          Losses    Interest      Balance
-----------------------------------------------------------------------------------------------------------------------------------
LTA1        40,000,000.00       40,000,000.00   3,754,033.40      191,666.67    3,945,700.07     0.00       0.00      36,245,966.60
LTA2       248,910,000.00      248,910,000.00  23,360,411.31    1,140,837.50   24,501,248.81     0.00       0.00     225,549,588.69
LTA3       200,000,000.00      200,000,000.00           0.00    1,041,666.67    1,041,666.67     0.00       0.00     200,000,000.00
LTA4         1,000,000.00        1,000,000.00           0.00        5,208.33        5,208.33     0.00       0.00       1,000,000.00
LTA5           489,732.00          489,732.00         488.43            0.00          488.43     0.00       0.00         489,243.57
LTQ                100.00              100.00         100.00            0.52          100.52     0.00       0.00               0.00
LTB         21,767,524.00       21,767,524.00      16,355.15      113,372.52      129,727.67     0.00       0.00      21,751,168.85
LTR                  0.00                0.00           0.00            0.00            0.00     0.00       0.00               0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTALS     512,167,356.00      512,167,356.00  27,131,388.29    2,492,752.21   29,624,140.50     0.00       0.00     485,035,967.71
-----------------------------------------------------------------------------------------------------------------------------------
LTA7                 0.00                0.00           0.00      421,067.03      421,067.03     0.00       0.00               0.00
-----------------------------------------------------------------------------------------------------------------------------------



Factor Information Per $1,000 of Original Face                                                                  Pass-through Rates
-----------------------------------------------------------------------------------------------------------     --------------------
                                                                                                                          Current
                    Beginning                                                        Ending                      Class   Pass-thru
Class     cusip     Principal     Principal         Interest         Total        Principal                               Rate (%)
-------------------------------------------------------------------------------------------------------------   -------------------
LTA1            1,000.00000000     93.85083500     4.79166675     98.64250175    906.14916500                  LTA1      6.250000 %
LTA2            1,000.00000000     93.85083488     4.58333333     98.43416821    906.14916512                  LTA2      6.250000 %
LTA3            1,000.00000000      0.00000000     5.20833335      5.20833335  1,000.00000000                  LTA3      6.255000 %
LTA4            1,000.00000000      0.00000000     5.20833000      5.20833000  1,000.00000000                  LTA4      6.250000 %
LTA5            1,000.00000000      0.99734140     0.00000000      0.99734140    999.00265860                  LTA5      0.000000 %
LTQ             1,000.00000000  1,000.00000000     5.20000000  1,005.20000000      0.00000000                  LTQ       0.000000 %
LTB             1,000.00000000      0.75135555     5.20833330      5.95968885    999.24864445                  LTB       6.250000 %
-------------------------------------------------------------------------------------------------------------   -------------------
TOTALS          1,000.00000000     52.97367740     4.86706578     57.84074317    947.02632260
-------------------------------------------------------------------------------------------------------------   -------------------



                                                -8-

             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 2001-4A
                                     April 25, 2001


Sec. 4.03(i)    Scheduled Principal Amounts                                                         384,917.16

Sec. 4.03(i)    Unscheduled Principal Amounts                                                    26,746,471.26

Sec. 4.03(iv)   Aggregate Advances                                                                        0.00

Sec. 4.03(v)    Ending Principal Balance                                                        485,035,968.39

Sec. 4.03(vii)  Current Period Realized Losses                                                            0.00

                Bankruptcy Losses                                                                         0.00
                Fraud Losses                                                                              0.00
                Special Hazard Losses                                                                     0.00

                Bankruptcy Loss Amount                                                              100,000.00
                Fraud Loss Amount                                                                10,243,347.14
                Special Hazard Loss Amount                                                        7,801,061.00

                Servicing Fees                                                                      211,700.85
                Sub-Servicing Fees (includes Retained Interest)                                       4,268.06
                Trustee Fees                                                                          2,134.08

Sec. 4.03(ix)   Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

                Category      Number    Principal Balance   Percentage
               1 Month           17          7,664,416.30      1.58 %
               2 Month            0                  0.00      0.00 %
               3 Month            0                  0.00      0.00 %
                 Total           17          7,664,416.30      1.58 %

                Number and Aggregage Principal Amounts of Mortgage Loans in Foreclosure

                 Number    Principal Balance   Percentage
                     0                0.00        0.00%

Sec. 4.03(x)    Number and Aggregage Principal Amounts of REO Loans

                Number    Principal Balance   Percentage
                   0                0.00        0.00%


                                       -9-

             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 2001-4A
                                       April 25, 2001


Sec.4.03(viii)  Aggregate Outstanding Interest Shortfalls


                Class a1 shortfall                         0.00
                Class a2 shortfall                         0.00
                Class a3 shortfall                         0.00
                Class a4 shortfall                         0.00
                Class a6 shortfall                         0.00
                Class a7 shortfall                         0.00
                Class b1 shortfall                         0.00
                Class b2 shortfall                         0.00
                Class b3 shortfall                         0.00
                Class b4 shortfall                         0.00
                Class b5 shortfall                         0.00
                Class b6 shortfall                         0.00
                Class r shortfall                          0.00


Sec.4.03(viv)      Aggregate Outstanding Prepayment Interest Shortfalls

                Class a1 shortfall                         0.00
                Class a2 shortfall                         0.00
                Class a3 shortfall                         0.00
                Class a4 shortfall                         0.00
                Class a6 shortfall                         0.00
                Class a7 shortfall                         0.00
                Class b1 shortfall                         0.00
                Class b2 shortfall                         0.00
                Class b3 shortfall                         0.00
                Class b4 shortfall                         0.00
                Class b5 shortfall                         0.00
                Class b6 shortfall                         0.00
                Class r shortfall                          0.00

If there are any questions or comments, please contact the Relationship Manager listed below.

                     ---------------------------------------
                                 Karen Schluter
               THE      CHASE MANHATTAN BANK - Structured Finance Services 450
                        WEST 33RD STREET, 14th Floor
                            NEW YORK, NEW YORK 10001
                                 (212) 946-3232
                         email:karen.schluter@chase.com
                     ---------------------------------------

                                       -8-
